Exhibit 10.1

                              SETTLEMENT AGREEMENT



THIS SETTLEMENT AGREEMENT (the "Agreement") is entered into as of the 15th day of November, 2004, by and among Vital Health Technologies, Inc. (a.k.a. Caribbean American Health Resorts, Inc.), a Minnesota corporation (the "Company"), Aurora Capital Holdings, L.L.C., a Minnesota limited liability company ("Transferor"), and General Finance and Development, Inc., a Minnesota corporation ("GFD").

BACKGROUND

WHEREAS, the Company and Caribbean American Health Resorts, Inc., a Nevada corporation ("CAHR"), entered into an Agreement and Plan of Share Exchange, dated as of March 10, 2003 (the "Share Exchange Agreement"), whereby the Company agreed to issue to each CAHR shareholder one share of the Company's common stock in exchange for each share of CAHR common stock held by such CAHR shareholder;

WHEREAS, as a result of the Share Exchange Agreement, CAHR became a wholly-owned subsidiary of the Company and the shareholders of CAHR became shareholders of the Company;

WHEREAS, Section 5(b) of the Share Exchange Agreement provides that as part of the share exchange transaction, certain existing shareholders of the Company shall form a separate entity for the sole purpose of purchasing the heart screening technology of the Company in exchange for returning to the Company 1,850,000 shares of the Company's common stock then held by such shareholders;

WHEREAS, the Transferor owns 1,850,000 shares of the Company's common stock (the "Shares"), and it was intended that the Transferor would transfer the Shares to the Company in exchange for a transfer from the Company of certain heart screening technology and other assets of the Company as set forth on Schedule A
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(collectively, the "Assets") to an entity to be formed by the Transferor;

WHEREAS, the Transferor has formed GFD for the purpose of acquiring the Assets, and has a direct or indirect economic interest in GFD and the acquisition of the Assets by GFD;

WHEREAS, the Company claims that it has transferred the Assets to the Transferor and is entitled to receive the Shares, but the Transferor claims that it has not yet received the Assets and refuses to transfer the Shares to the Company as contemplated by the Share Exchange Agreement; and

WHEREAS, the parties agree that in order to settle this outstanding dispute, the Transferor will transfer 1,700,000 of the Shares (the "Redemption Shares") to the Company, the Company will transfer all of the Assets to GFD pursuant to the terms and conditions of this Agreement and GFD will grant a non-exclusive license to the Company to use the Assets as more specifically set forth in the License Agreement, attached hereto as Exhibit B.
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                                    AGREEMENT

NOW, THEREFORE, in consideration of the mutual covenants, conditions and agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.   Redemption. Subject to the terms and conditions herein set forth, in
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consideration for the transfer of the Assets by the Company to GFD, the
Transferor hereby agrees to sell, transfer and convey to the Company, and the Company agrees that it will redeem and purchase from the Transferor, on the Closing Date (as defined below), the Redemption Shares.

2.   Transfer of Assets. Subject to the terms and conditions herein set forth,
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in consideration of the transfer of the Redemption Shares by the Transferor to the Company, the Company agrees that it will transfer the Assets to GFD on the Closing Date. The Transferor and GFD hereby acknowledge that the Assets are being transferred at Closing on an "as is" basis and the Company makes no express or implied representations or warranties about the existence or condition of the Assets, and explicitly disclaims any implied warranties of merchantability or fitness for a particular purpose.

3.   Place and Date of Closing. The closing of the transactions contemplated by
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this Agreement (the "Closing") shall take place at the offices of Robins,
Kaplan, Miller & Ciresi L.L.P. in Minneapolis, Minnesota on November 12, 2004, or such other time as mutually agreed by the parties (the "Closing Date").

4.   Closing Conditions.

4.1  Conditions to Obligations of the Company. The obligation of the Company to
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consummate the transactions contemplated by this Agreement is subject to the fulfillment, prior to or at the Closing, of all of the following conditions:

(a) Settlement Agreement. The Transferor and GFD shall have executed and delivered to the Company this Agreement;

(b) Certificates. The Company or the Company's transfer agent shall have received the stock certificates representing the Redemption Shares, accompanied by stock powers duly endorsed for transfer to the Company; and

(c) License Agreement. GFD shall have executed and delivered to the Company the License Agreement in the form attached hereto as Exhibit B.

4.2  Conditions to Obligations of the Transferor and GFD. The obligations of the
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Transferor and GFD to consummate the transactions contemplated by this Agreement are subject to the fulfillment, prior to or at the Closing, of all of the following conditions:

(a) Settlement Agreement. The Company shall have executed and delivered to the Transferor and GFD this Agreement; and

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(b)  Transfer of Assets. The Company shall have executed and delivered to GFD a
Bill of Sale and such other instruments of conveyance, transfer, assignment and delivery as GFD shall reasonably request.

5.   Representations of the Transferor and GFD. The Transferor and GFD jointly
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and severally represent and warrant to the Company as follows:

5.1  Ownership. The Shares constitute the only equity interest that the
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Transferor holds in the Company. The Transferor has no other equity interest in the Company or any of its subsidiaries or affiliates. The Transferor is the sole beneficial owner of the Redemption Shares; has the right to vote the Redemption Shares and exercise all other rights and powers with respect thereto; and has good and marketable title thereto free from any liens, encumbrances, security agreements, or claims of any nature. There is no restriction, subscription, option, warrant, right, call, contract, voting trust, irrevocable proxy, voting arrangement, commitment, understanding or agreement relating to the sale, voting or transfer of any of the Redemption Shares held by the Transferor.

5.2  Authority. The Transferor and GFD have all requisite power and authority to
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do and perform all acts and things required to be done by them under this
Agreement. This Agreement and the agreements contemplated hereby have been or will be duly executed on or before the Closing Date and delivered by the Transferor and GFD and constitute or will as of the Closing constitute the legal, valid and binding obligations of the Transferor and GFD enforceable in accordance with their respective terms.

5.3  Violations. The performance of this Agreement and the consummation of the
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transactions contemplated hereby will not result in a breach or violation of any of the terms or provisions of any other agreement, settlement, judgment or instrument to which the Transferor or GFD is a party or by which the property of the Transferor or GFD is bound.

5.4  Access to Information. The Transferor acknowledges that it has had an
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opportunity to discuss the Company's business, management and financial affairs with the Company's management and has had an opportunity to review the Company's facilities, corporate books and records, financial information and other related agreements and documents pertaining to the Company and to ask any questions regarding the business or prospects of the Company. The Transferor has received all the information it needs to make an informed decision regarding the sale and transfer of the Redemption Shares to the Company. The Transferor does not require or desire any additional information or data pertaining to the Company in connection with the transactions contemplated by this Agreement.

6.   Representations of the Company. The Company represents and warrants to the
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Transferor and GFD as follows:

6.1  Authority. The Company has all requisite corporate power and authority to
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do and perform all acts and things required to be done by it under this
Agreement. This Agreement and the agreements contemplated hereby have been or will be duly executed on or before the Closing Date and delivered by the Company and constitute or will as of the Closing constitute the legal, valid and binding obligations of the Company enforceable in accordance with their respective terms.

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6.2  Violations. The performance of this Agreement and the consummation of the
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transactions contemplated hereby will not result in a breach or violation of any of the terms or provisions of any other agreement, settlement, judgment or instrument to which the Company is a party or by which the property of the Company is bound.

7.   Indemnification.
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7.1  By the Company. The Company agrees to indemnify, defend and hold harmless
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the Transferor and GFD from and against any and all losses, damages, liabilities, obligations, costs or expenses (any one such item being herein called a "Loss" and all such items being herein collectively called "Losses") which are caused by or arise out of (i) any breach or default in the performance by the Company of any covenant or agreement contained in this Agreement, (ii) any breach of warranty or inaccurate or erroneous representation made by the Company herein, or (iii) any and all actions, suits, proceedings, claims, demands, judgments, costs and expenses (including reasonable legal fees) arising out of the foregoing.

7.2  By the Transferor and GFD. The Transferor and GFD hereby agree to jointly
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and severally indemnify, defend and hold harmless the Company, and its successors and assigns, together with its officers, directors, and shareholders, from and against any and all Losses which are caused by or arise out of (i) any breach or default in the performance by the Transferor or GFD of any covenant or agreement contained in this Agreement, (ii) any breach of warranty or inaccurate or erroneous representation made by the Transferor or GFD contained herein, or
(iii) any and all actions, suits, proceedings, claims, demands, judgments, costs and expenses (including reasonable legal fees) arising out of the foregoing.

8.   Notices. All notices or other communications to a party required or
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permitted hereunder shall be in writing and shall be delivered personally or by facsimile to such party (or, in the case of an entity, to an executive officer of such party) or shall be given by a national overnight courier service, addressed as follows:

if to the Company:         Caribbean American Health Resorts, Inc.

                           9454 Wilshire Boulevard, Suite 600

                           Beverly Hills, California 90212

                           Attention: Halton G. Martin

                           Fax: (310) 860-1882


with a copy to:            Dennis P. R. Codon, Esq.

                           Robins, Kaplan, Miller & Ciresi L.L.P.

                           2049 Century Park East, Suite 3700

                           Los Angeles, California 90067

                           Fax:  (310) 229-5800


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if to the Transferor:      Aurora Capital Holdings, L.L.C.

                           855 Village Center Drive Suite 315

                           North Oaks, Minnesota 55127

                           Attention:  William Kieger

                           Fax: (651) 483-0825 (Call first)


if to GFD:                 General Finance and Development, Inc.

                           855 Village Center Drive Suite 315

                           North Oaks, Minnesota 55127

                           Attention:  William Kieger

                           Fax: (651) 483-0825 (Call first)



Any party may change the above specified recipient and/or mailing address by notice to all other parties given in the manner herein prescribed. All notices shall be deemed given on the day when actually delivered as provided above (if delivered personally or by facsimile) or on the day after deposit with a national overnight courier service.

9.   Miscellaneous.
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9.1  Complete Agreement. This Agreement and the Schedule and Exhibit attached
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hereto constitute the entire agreement between the parties hereto with respect to the subject matter hereof and supersede all prior agreements (including the Stock Exchange Agreement) whether written or oral relating to the subject matter hereof.

9.2  Amendment. This Agreement may not be amended except by an instrument in
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writing signed by each of the parties hereto.

9.3  Waiver, Discharge. The failure of any party hereto to enforce at any time
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any of the provisions of this Agreement shall in no way be construed to be a waiver of any such provision, nor in any way affect the validity of this Agreement or any part thereof or the right of the party thereafter to enforce each and every such provision. No waiver of any breach of this Agreement shall be held to be a waiver of any other or subsequent breach.

9.4  Further Assurances. At such time and from time to time on and after the
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Closing Date upon request by any party, the parties will execute, acknowledge and deliver, or will cause to be done, executed, acknowledged and delivered, all such further acts, deeds, assignments, transfers, conveyances, powers of attorney and assurances that may be required or to otherwise carry out the purposes of this Agreement.

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9.5  Survival. The representations and warranties of the parties and the
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respective indemnification provisions contained in this Agreement shall survive the Closing hereunder and continue in full force and effect forever thereafter (subject to any applicable statutes of limitations).

9.6  Successors and Assigns. This Agreement shall be binding upon and inure to
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the benefit of the parties hereto and the successors or assigns of the parties hereto; provided that no party may assign its rights herein or delegate its duties hereunder without the prior written consent of the other parties.

9.7  Governing Law. This Agreement shall be governed by and interpreted in
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accordance with the laws of the State of Minnesota, including all matters of construction, validity, performance and enforcement, without giving effect to principles of conflict of laws of any jurisdiction.

9.8  Counterparts. This Agreement may be executed by facsimile signature and in
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any number of counterparts, each of which shall be deemed as original and all of which together, when delivered, shall constitute one instrument.






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IN WITNESS WHEREOF, the Company, the Transferor and GFD have caused this
Agreement to be signed on the date first above written.



THE COMPANY:

Vital Health Technologies, Inc.

By:      /s/ Halton G. Martin
         Halton G. Martin
         Chief Executive Officer

THE TRANSFEROR:

Aurora Capital Holdings, L.L.C.

By:      /s/ William Kieger
Name:    William Kieger
Its:     President

GFD:

General Finance and Development, Inc.

By:      /s/ William Kieger
Name:    William Kieger
Its:     Chief Executive Officer















                    [SIGNATURE PAGE TO SETTLEMENT AGREEMENT]




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SCHEDULE A



THE ASSETS



All assets associated with the Company's heart screening business activities, including the files, furniture, artwork and technology located at the North Star Mini Storage facility in Shoreview, Minnesota and listed under the Company's name.


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